CERTIFICATIONS

                                                                    Exhibit 32.2

I, Christopher M. Capone, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of CH Energy Group, Inc. and Central Hudson Gas & Electric Corporation (the "Companies") for the period ended September 30, 2006 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: November 2, 2006


                                            /s/ Christopher M. Capone
                                 -----------------------------------------------
                                              Christopher M. Capone
                                      Chief Financial Officer and Treasurer
                                             of CH Energy Group, Inc.


                                            /s/ Christopher M. Capone
                                 -----------------------------------------------
                                              Christopher M. Capone
                                      Chief Financial Officer and Treasurer
                                   of Central Hudson Gas & Electric Corporation


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